Note 2 - Summary of Significant Accounting Policies (Details Textual) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Net Income (Loss), Including Portion Attributable to Noncontrolling Interest, Total	$ (68,208)	$ (63,821)	$ (40,333)
Retained Earnings (Accumulated Deficit), Ending Balance	(341,997)	(277,818)
Net Cash Provided by (Used in) Operating Activities, Total	(47,242)	(43,745)	(48,162)
Net Current Assets	59,968
Cash, Cash Equivalents, and Short-term Investments, Total	72,368
Debt Securities, Available-for-sale, Allowance for Credit Loss, Ending Balance	0
Other-than-temporary Impairment Loss, Debt Securities, Available-for-sale, Total	0
Accounts Receivable, Allowance for Credit Loss, Ending Balance	0	0
Impairment of Long-Lived Assets to be Disposed of	0	0	0
Long-term Debt, Total		2,167
Long-term Debt, Fair Value		2,136
Revenue from Contract with Customer, Including Assessed Tax	$ 1,351	$ 180	$ 0
Depreciation of RMB Against U.S. Dollar, Percent	2.30%	6.30%	1.30%